UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 22, 2026, NOVAGOLD Resources Inc. (“NOVAGOLD” or the “Company”) announced that it had entered into a series of definitive transaction agreements in connection with a proposed transaction pursuant to which, subject to the satisfaction of certain closing conditions and upon the consummation thereof, NovaGold Corporation, a newly incorporated Delaware company (“New NOVAGOLD”), would become the ultimate parent of NOVAGOLD and its subsidiaries and would acquire the 40% interest in Donlin Gold LLC (“Donlin Gold”) held by Paulson Advisers LLC and certain of its affiliates (collectively, “Paulson”) in an all-share transaction, increasing NOVAGOLD’s ownership in Donlin Gold from 60% to 100% (the “Transactions”). Upon the consummation of the Transactions, current NOVAGOLD shareholders (inclusive of Paulson’s equity interest) would own approximately 65% of New NOVAGOLD and, inclusive of its existing equity ownership in NOVAGOLD, Paulson would own approximately 39.7% of the economic interest in New NOVAGOLD, while its voting interest will be capped at 19.99%.

On October 5, 2026, NOVAGOLD issued a press release announcing that it filed and commenced mailing of its management information circular and definitive proxy statement on Schedule 14A with the United States Securities and Exchange Commission and applicable Canadian securities regulators in connection with the special meeting of the Company (the “Special Meeting”), at which the Company’s shareholders will vote on the Transactions and other matters related thereto. The Special Meeting will be held on November 3, 2026. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 5, 2026.

104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2026	NOVAGOLD RESOURCES INC.

	By:	/s/ Peter Adamek
Peter Adamek
Vice President and Chief Financial Officer